Exhibit 10.2

INFRAREDX, INC.

AMENDED AND RESTATED

1999 STOCK OPTION AND INCENTIVE PLAN

1. Purpose and Eligibility

The purpose of this 1999 Amended and Restated Stock Option and Incentive Plan (the “Plan”) of InfraReDx, Inc. (the “Company”) is to provide stock options and other equity interests in the Company (each an “Award”) to employees, officers, directors, consultants and advisors of the Company and its Subsidiaries, all of whom are eligible to receive Awards under the Plan. Any person to whom an Award has been granted under the Plan is called a “Participant”. Additional definitions are contained in Section 8.

2. Administration

a. Administration by Board of Directors. The Plan will be administered by the Board of Directors of the Company (the “Board”). The Board, in its sole discretion, shall have the authority:

(i) To determine from time to time which of the persons eligible under the Plan shall be granted Awards; when and how each Award shall be granted; what type or combination of types of Award shall be granted; the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to an Award; and the number of shares of Common Stock with respect to which an Award shall be granted to each such person.

(ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iii) To effect, at any time and from time to time, with the consent of any adversely affected Participant, (1) the reduction of the exercise price of any outstanding Option under the Plan, (2) the cancellation of any outstanding Option under the Plan and the grant in substitution therefor of (A) a new Option under the Plan or another equity plan of the Company covering the same or a different number of shares of Common Stock, (B) a Restricted Stock Award (including a stock bonus), (C) a stock appreciation right, (D) cash and/or (E) other valuable consideration (as determined by the Board, in its sole discretion), or (3) any other action that is treated as a repricing under generally accepted accounting principles.

(iv) To amend the Plan or an Award as provided in this Plan.

(v) To terminate or suspend the Plan as provided in this Plan.

(vi) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan.

All decisions by the Board shall be final and binding on all interested persons. Neither the Company nor any member of the Board shall be liable for any action or determination relating to the Plan.

b. Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). All references in the Plan to the “Board” shall mean such Committee or the Board.

c. Delegation to Executive Officers. To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the power to grant Awards and exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the maximum number of Awards to be granted and the maximum number of shares issuable to any one Participant pursuant to Awards granted by such executive officers. An executive officer may not designate himself or herself as the recipient of an Award hereunder.

3. Stock Available for Awards

a. Number of Shares. Subject to adjustment under Section 3(b), the aggregate number of shares of Common Stock of the Company (the “Common Stock”) that may be issued pursuant to the Plan is seventeen million six hundred twenty two thousand nine hundred eighty five (17,622,985) shares. If any Award expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. If unvested shares of Common Stock issued pursuant to the Plan are repurchased by, or are surrendered or forfeited to, the Company at no more than cost, such shares of Common Stock shall again be available for the grant of Awards under the Plan; provided, however, that the cumulative number of shares that may be issued under the Plan will not exceed seventeen million six hundred twenty two thousand nine hundred eighty five (17,622,985). If any shares of Common Stock subject to an Award are not delivered to a Participant because such shares are withheld for the payment of taxes, then the number of shares that are not delivered shall revert to and again become available for issuance under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

b. Adjustment to Common Stock. In the event of any stock split, stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off, split-up, or other similar change in capitalization or event, (i) the number and class of securities available for Awards under the Plan and the per- Participant share limit, (ii) the number and class of securities, vesting schedule and exercise price per share subject to each outstanding Option, (iii) the repurchase price per security subject to repurchase, and (iv) the terms of each other outstanding stock-based Award shall be adjusted by the Company (or substituted Awards may be made) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is appropriate. If Section 7(e)(i) applies for any event, this Section 3(b) shall not be applicable.

4. Stock Options

a. General. The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option, which shall not be less than one hundred percent (100%) of the fair market value of the Common Stock subject to the Option on the date the Option is granted, and the conditions and limitations applicable to the exercise of each Option and the Common Stock issued upon the exercise of each Option, including vesting provisions, repurchase provisions, right of first refusal provisions and restrictions relating to applicable federal or state securities laws, as it considers advisable.

b. Incentive Stock Options. An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall be granted only to employees of the Company and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Board and the Company shall have no liability if an Option or any part thereof that is intended to be an Incentive Stock Option does not qualify as such. An Option or any part thereof that does not qualify as an Incentive Stock Option is referred to herein as a “Nonstatutory Stock Option”.

c. Exercise Price. The Board shall establish the exercise price (or determine the method by which the exercise price shall be determined) at the time each Option is granted and specify it in the applicable option agreement; provided, however, that (a) subject to clause (b) below, the exercise price of each Option shall be not less than one hundred percent (100%) of the fair market value of the Common Stock subject to the Option on the date the Option is granted (as determined by the Board in its sole discretion) and (b) the exercise price of each Incentive Stock Option granted to a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company shall be not less than one hundred ten percent (110%) of the fair market value of the Common Stock subject to the Option on the date the Option is granted (as determined by the Board in its sole discretion). Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than as set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

d. Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement.

e. Exercise of Option. Options may be exercised only by delivery to the Company of a written notice of exercise signed by the proper person together with payment in full as specified in Section 4(±) for the number of shares for which the Option is exercised.

f. Payment Upon Exercise. Common Stock purchased upon the exercise of an Option shall be paid for by one or any combination of the following forms of payment:

(i) by check payable to the order of the Company;

(ii) except as otherwise explicitly provided in the applicable option agreement, and only if the Common Stock is then publicly traded, delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price; or

(iii) to the extent explicitly provided in the applicable option agreement, by (w) delivery of shares of Common Stock owned by the Participant valued at fair market value (as determined by the Board or as determined pursuant to the applicable option agreement), (x) delivery of a promissory note of the Participant to the Company in a form and subject to such terms and conditions as are satisfactory to the Company (and delivery to the Company by the Participant of a check or payment of other lawful consideration (as determined by the Board in its sole discretion) in an amount equal to the par value of the shares purchased), (y) by a “net exercise” of the Option (as further described below) or (z) payment of such other lawful consideration as the Board may determine. In the case of a “net exercise” of an Option, the Company will not require a payment of the exercise price of the Option from the Participant but will reduce the number of shares of Common Stock issued upon the exercise by the largest number of whole shares that has a fair market value that does not exceed the aggregate exercise price. With respect to any remaining balance of the aggregate exercise price, the Company shall accept a cash payment from the Participant. The shares of Common Stock so used to pay the exercise price of an Option under a “net exercise” will be considered to have resulted from the exercise of the Option, and accordingly, the Option will not again be exercisable with respect to such shares, the shares actually delivered to the Participant, and any shares withheld for purposes of tax withholding.

5. Restricted Stock

a. Grants. The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to (i) delivery to the Company by the Participant of a check or payment of other lawful consideration (as determined by the Board in its sole discretion) in an amount at least equal to the par value of the shares purchased, and (ii) the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price from the Participant in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a “Restricted Stock Award”).

b. Terms and Conditions. The Board shall determine the terms and conditions of any such Restricted Stock Award including vesting provisions, repurchase provisions, right of first refusal provisions and restrictions relating to applicable federal or state securities laws, as it considers advisable. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). After the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or, if the Participant has died, to the beneficiary designated by a Participant, in a manner determined by the Board, to receive amounts due or exercise rights of the Participant in the event of the Participant’s death (the “Designated Beneficiary”). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant’s estate.

6. Other Stock-Based Awards

The Board shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board may determine, including, without limitation, the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights, phantom stock awards or stock units.

7. General Provisions Applicable to Awards

a. Transferability of Awards. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

b. Documentation. Each Award under the Plan shall be evidenced by a written instrument in such form as the Board shall determine or as executed by an officer of the Company pursuant to authority delegated by the Board. Each Award may contain terms and conditions in addition to those set forth in the Plan provided that such terms and conditions do not contravene the provisions of the Plan.

c. Board Discretion. The terms of each type of Award need not be identical, and the Board need not treat Participants uniformly.

d. Termination of Status. The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.

e. Acquisition of the Company

(i) Consequences of an Acquisition.

(A) Unless otherwise expressly provided in the applicable Award agreement, upon the occurrence of an Acquisition, the Board or the board of directors of the surviving or acquiring entity (as used in this Section 7(e)(i)(B), also the “Board”), shall, as to outstanding Awards (on the same basis or on different bases, as the Board shall specify), make appropriate provision for the continuation of such Awards by the Company or the assumption of such Awards by the surviving or acquiring entity and by substituting on an equitable basis for the shares then subject to such Awards either (a) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition, (b) shares of stock of the surviving or acquiring corporation or (c) such other securities as the Board deems appropriate, the fair market value of which (as determined by the Board in its sole discretion) in each case described in the preceding clauses (a) – (c), shall not materially differ from the fair market value of the shares of Common Stock subject to such Awards immediately preceding the Acquisition. In addition to or in lieu of the foregoing, with respect to (x) outstanding Options that are then exercisable or will become exercisable as a result of the Acquisition, the Board may, upon written notice to the affected optionees, provide that one or more such Options must be exercised, to the extent then exercisable or to be exercisable as a result of the Acquisition, within a specified number of days of the date of such notice, at the end of which period such Options shall terminate (including, for the avoidance of confusion, terminating the portion of any such Option that is not then exercisable and will not become exercisable as a result of the Acquisition); or terminate one or more such Options (including, for the avoidance of confusion, terminating the portion of any such Option that is not then exercisable and will not become exercisable as a result of the Acquisition) in exchange for a cash payment equal to the excess of the fair market value (as determined by the Board in its sole discretion) of the shares subject to such Options (to the extent then exercisable or to be exercisable as a result of the Acquisition) over the exercise price thereof and (y) outstanding Options that are not then exercisable and will not become exercisable as a result of the Acquisition, the Board may, upon written notice to the affected optionees, provide that one or more such Options shall be terminated. In the event that any such Participant who remains an employee of the Company or the acquiring or surviving entity immediately following the consummation of the Acquisition is terminated without “cause” (as defined in the applicable option agreement) or terminates his or her own employment “for good reason” (as defined in the applicable option agreement) prior to the first anniversary of the consummation of the Acquisition, then (1) all Options then outstanding shall become immediately exercisable in full and will terminate, to the extent unexercised, on their scheduled expiration date, and if the shares of Common Stock subject to such Options are subject to repurchase provisions then such repurchase restrictions shall immediately lapse; (2) all Restricted Stock Awards then outstanding shall become free of all repurchase provisions; and (3) all other stock-based Awards shall become exercisable, realizable or vested in full, or shall be free of all repurchase provisions, as the case may be.

(B) Acquisition Defined. An “Acquisition” shall mean: (x) any merger or consolidation after which the voting securities of the Company outstanding immediately prior thereto represent (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such event; or (y) any sale of all or substantially all of the assets or capital stock of the Company (other than in a spin-off or similar transaction) or (z) any other acquisition of the business of the Company, as determined by the Board.

(ii) Assumption of Options Upon Certain Events. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards under the Plan in substitution for stock and stock- based awards issued by such entity or an affiliate thereof. The substitute Awards shall be granted on such terms and conditions as the Board considers appropriate in the circumstances.

(iii) Parachute Awards. Notwithstanding the provisions of Section 7(e)(i)(A), if, in connection with an Acquisition described therein, a tax under Section 4999 of the Code would be imposed on the Participant (after taking into account the exceptions set forth in Sections 280G(b)(4) and 280G(b)(5) of the Code), then the number of Awards which shall become exercisable, realizable or vested as provided in such section shall be reduced (or delayed), to the minimum extent necessary, so that no such tax would be imposed on the Participant (the Awards not becoming so accelerated, realizable or vested, the “Parachute Awards”); provided, however, that if the “aggregate present value” of the Parachute Awards would exceed the tax that, but for this sentence, would be imposed on the Participant under Section 4999 of the Code in connection with the Acquisition, then the Awards shall become immediately exercisable, realizable and vested without regard to the provisions of this sentence. For purposes of the preceding sentence, the “aggregate present value” of an Award shall be calculated on an after-tax basis (other than taxes imposed by Section 4999 of the Code) and shall be based on economic principles rather than the principles set forth under Section 280G of the Code and the regulations promulgated thereunder. All determinations required to be made under this Section 7(e)(iii) shall be made by the Company.

f. Withholding. Each Participant shall pay to the Company, or make provisions satisfactory to the Company for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. The Board may allow Participants to satisfy such tax obligations in whole or in part by transferring shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their fair market value (as determined by the Board or as determined pursuant to the applicable option agreement). The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

g. Amendment of Awards. The Board may amend, modify or terminate any outstanding Award including, but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, arid converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant’s consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

h. Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

i. Acceleration. The Board may at any time provide that any Options shall become immediately exercisable in full or in part, that any Restricted Stock Awards shall be free of some or all restrictions, or that any other stock-based Awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be, despite the fact that the foregoing actions may (i) cause the application of Sections 280G and 4999 of the Code if a change in control of the Company occurs, or (ii) disqualify all or part of the Option as an Incentive Stock Option.

8. Miscellaneous

a. Definitions.

(i) “Company” for purposes of eligibility under the Plan, shall include any subsidiary corporations of InfraReDx, Inc., as defined in Section 424(f) of the Code (a “Subsidiary”), and any parent corporation of InfraReDx, Inc., as defined in Section 424(e) of the Code. For purposes of Awards other than Incentive Stock Options, the term “Company” shall include any other business venture in which the Company has a direct or indirect significant interest, as determined by the Board in its sole discretion.

(ii) “Code” means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

b. No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan.

c. No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder thereof.

d. Effective Date and Term of Plan. The Plan shall become effective on the date on which it is adopted by the Board. No Awards shall be granted under the Plan after the completion of ten years from the date on which the Plan was adopted by the Board, but Awards previously granted may extend beyond that date.

e. Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time.

f. Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of Massachusetts, without regard to any applicable conflicts of law.

[Remainder of Page Intentionally Left Blank.]

AMENDMENT NO. 1 TO

INFRAREDX, INC.

AMENDED AND RESTATED 1999 STOCK OPTION AND INCENTIVE PLAN

RECITALS:

A. The Board of Directors of InfraReDx, Inc., a Delaware corporation (the “Company”), has previously adopted and approved the Company’s Amended and Restated 1999 Stock Option and Incentive Plan (the “Plan”).

B. By action of the Company’s Board of Directors on November 14, 2007, and by action of the Company’s stockholders as of November 29, 2007, the share reserve under the Plan has been increased and the adoption of the following amendment to the Plan has been authorized.

AMENDMENT:

1. Section 3(a) of the Plan shall be amended and restated in its entirety as follows:

“a. Number of Shares. Subject to adjustment under Section 3(b), the aggregate number of shares of Common Stock of the Company (the “Common Stock”) that may be issued pursuant to the Plan is 12,922,985 shares. If any Award expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. If unvested shares of Common Stock issued pursuant to the Plan are repurchased by, or are surrendered or forfeited to, the Company at no more than cost, such shares of Common Stock shall again be available for the grant of Awards under the Plan; provided, however, that the cumulative number of shares that may be issued under the Plan will not exceed 12,922,985. If any shares of Common Stock subject to an Award are not delivered to a Participant because such shares are withheld for the payment of taxes, then the number of shares that are not delivered shall revert to and again become available for issuance under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.”

2. Except as set forth in this amendment, the Plan shall be unaffected hereby and shall remain in full force and effect.

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[SIGNATURE PAGE FOLLOWS]

The undersigned hereby certifies that the foregoing amendment to the Plan was duly approved and adopted as provided above and has executed this amendment to the Plan as of November 29, 2007.

INFRAREDX, INC.

By:	/s/ James E. Muller
James E. Muller, M.D.
Chief Executive Officer

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO

AMENDED AND RESTATED 1999 STOCK OPTION AND INCENTIVE PLAN]

AMENDMENT NO. 2 TO

INFRAREDX, INC.

AMENDED AND RESTATED 1999 STOCK OPTION AND INCENTIVE PLAN

RECITALS:

A. The Board of Directors of InfraReDx, Inc., a Delaware corporation (the “Company”), adopted and approved the Company’s Amended and Restated 1999 Stock Option and Incentive Plan on January 10, 2007 (the “Plan”) and the stockholders of the Company adopted and approved the Plan on November 29, 2007.

B. By action of the Company’s Board of Directors on November 14, 2007, and by action of the Company’s stockholders as of November 29, 2007, the aggregate maximum number of shares that may be granted pursuant to the Plan was increased by 2,000,000 from 10,922,985 to 12,922,985.

C. By action of the Company’s Board of Directors on May 21, 2008, the Plan, as amended, was further amended as provided herein.

AMENDMENT:

1. Section 7(e)(i) of the Plan, as amended, is hereby amended and restated in its entirety as follows:

“(i) Consequences of an Acquisition.

(A) Continuation or Assumption of Awards. Unless otherwise expressly provided in the applicable Award agreement, upon the occurrence of an Acquisition, the Board or the board of directors of the surviving or acquiring entity (as used in this Section 7(e)(i), also the “Board”), shall, as to outstanding Awards (on the same basis or on different bases, as the Board shall specify), make appropriate provision for the continuation of such Awards by the Company or the assumption of such Awards by the surviving or acquiring entity and by substituting on an equitable basis for the shares then subject to such Awards either (a) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition, (b) shares of stock of the surviving or acquiring corporation or (c) such other securities as the Board deems appropriate, the fair market value of which (as determined by the Board in its sole discretion) in each case described in the preceding clauses (a) – (c), shall not materially differ from the fair market value of the shares of Common Stock subject to such Awards immediately preceding the Acquisition.

(B) Automatic Acceleration of Vesting of Awards held by Employees. Unless Otherwise expressly provided in the applicable Award agreement, upon the occurrence of an Acquisition, (a) the vesting of each Award that is continued by the Company or assumed by the surviving or acquiring entity pursuant to Section 7(e)(i)(A) and that is held by a Participant who is an employee of the Company as of immediately prior to the closing of such Acquisition shall be accelerated on a pro rata basis such that the vesting of 50% of the shares subject to each future vesting installment of such Award will be accelerated and become immediately exercisable and/or free from repurchase restrictions, as applicable, and (b) the vesting and exercisability of each Award that is not continued by the Company or assumed by the surviving or acquiring entity pursuant to Section 7(e)(i)(A) and that is held by a Participant who is an employee of the Company as of immediately prior to the closing of such Acquisition shall be accelerated in full such that the vesting of all of the shares subject to each future vesting installment of such Award will be accelerated and become immediately exercisable and/or free from repurchase restrictions, as applicable.

(C) Election Not to Assume or Continue Outstanding Options. In addition to or in lieu of continuing or assuming outstanding Options pursuant to Section 7(e)(i)(A), with respect to (x) outstanding Options that are then exercisable or will become exercisable as a result of the Acquisition, the Board may, upon written notice to the affected optionees, provide that one or more such Options must be exercised, to the extent then exercisable or to be exercisable as a result of the Acquisition, within a specified number of days of the date of such notice, at the end of which period such Options shall terminate (including, for the avoidance of confusion, terminating the portion of any such Option that is not then exercisable and will not become exercisable as a result of the Acquisition); or terminate one or more such Options (including, for the avoidance of confusion, terminating the portion of any such Option that is not then exercisable and will not become exercisable as a result of the Acquisition) in exchange for a cash payment equal to the excess of the fair market value (as determined by the Board in its sole discretion) of the shares subject to such Options (to the extent then exercisable or to be exercisable as a result of the Acquisition) over the exercise price thereof and (y) outstanding Options that are not then exercisable and will not become exercisable as a result of the Acquisition, the Board may, upon written notice to the affected optionees, provide that one or more such Options shall be terminated.

(D) Double Trigger Acceleration of Continued or Assumed Awards Held by Participants Who Remain Employees. In the event that any Participant who remains an employee of the Company or the acquiring or surviving entity immediately following the consummation of the Acquisition is terminated without “cause” (as defined in the applicable Award agreement) or terminates his or her own employment “for good reason” (as defined in the applicable Award agreement) prior to the first anniversary of the consummation of the Acquisition, then (1) all continued or assumed Options then outstanding and held by such Participant shall become immediately exercisable in full and will terminate, to the extent unexercised, on their scheduled expiration date, and if the shares of Common Stock subject to such Options are subject to repurchase provisions then such repurchase restrictions shall immediately lapse; (2) all Restricted Stock Awards then outstanding and held by such Participant shall become free of all repurchase provisions; and (3) all other continued or assumed stock- based Awards then outstanding and held by such Participant shall become exercisable, realizable or vested in full, or shall be free of all repurchase provisions, as the case may be.

(E) Acquisition Defined. An “Acquisition” shall mean: (x) any merger or consolidation after which the voting securities of the Company outstanding immediately prior thereto represent (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such event; or (y) any sale of all or substantially all of the assets or capital stock of the Company (other than a spin-off or similar transaction) or (z) any other acquisition of the business of the Company, as determined by the Board.

2. The reference to “Section 7(e)(i)(A)” in Section 7(e)(iii) of the Plan, as amended, is hereby amended and restated as a reference to “Section 7(e)(i).”

3. Except as set forth in this amendment, the Plan shall be unaffected hereby and shall remain in full force and effect.

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